                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) August 21, 1998
                                                        ---------------

                            Varian Associates, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)


        Delaware                     1-7598                    94-2359345
---------------------------        ------------            -------------------
State or Other Jurisdiction        (Commission)             (I.R.S. Employer
    of Incorporation)              File Number)            Identification No.)



       3050 Hansen Way, Palo Alto, CA                   94304-1000
  ----------------------------------------              ----------
  (Address of Principal Executive Offices)              (Zip Code)



      Registrant's telephone number, including area code: (650) 493-4000
                                                         ---------------


                                 Inapplicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.
        ------------

        On August 21, 1998, Varian Associates, Inc. (the "Registrant") announced a plan, subject to certain conditions, to divide the Registrant into three separate public companies. A copy of the Registrant's press release with respect to the announcement is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (c)     Exhibits


                Exhibit
                Numbers                 Description of Exhibit
                -------                 ----------------------

                  99 Press Release of Varian Associates, Inc. issued on August 21, 1998

                                       2
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                VARIAN ASSOCIATES, INC.




                                By: /s/ Joseph B. Phair
                                   -----------------------------------
                                   Name:  Joseph B. Phair
                                   Title: Vice President, General Counsel
                                          and Secretary



Dated:  August 21, 1998

                                       3
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                                 EXHIBIT INDEX


Exhibit
Numbers                         Description of Exhibit
-------                         ----------------------

  99            Press Release of Varian Associates, Inc. issued on
                August 21, 1998

                                       4